UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

November 17, 2017

Date of report (date of earliest event reported)

CONSUMER CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54998	26-2517432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-82 39th Avenue, 4th Floor

Unit B

Flushing, New York 11354

(Address of principal executive offices and zip code)

(646)346-3735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement

Equity Transfer Agreement

On November 17, 2017, America Arki Network Service Beijing Co., Ltd (“Arki Network”), a variable interest entity of Consumer Capital Group, Inc. (the “Company”), Beijing Shenzhou Rongtong Investment Management Co. Ltd. (“Shenzhou Rongtong”), a company organized under the law of People’s Republic of China, and all the shareholders of Shenzhou Rongtong entered into an Equity Transfer Agreement (the “Agreement”), pursuant to which Arki Network will acquire 100% of the issued and outstanding equity securities of Shenzhou Rongtong from its shareholders, in exchange for the issuance of an aggregate of 4,175,417 shares (the “Shares”) of common stock of the Company, to the shareholders of Shenzhou Rongtong within 15 days of the closing of the transaction. The transaction is expected to be completed within 45 working days with the completion of corresponding registration procedure of equity change.

The foregoing descriptions of the Agreement, are qualified in their entirety by reference to the provisions of the Equity Transfer Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

About Beijing Shenzhou Rongtong Investment Management Co. Ltd.

Shenzhou Rongtong was incorporated on June 4, 2014 in Beijing, People’s Republic of China, with registered capital of RMB 10 million. Its main business includes investment management, investment consulting, asset management, economic and trade consulting. Shenzhou Rongtong designs and implements post-loan management process and standard for various banks.

Item 3.02 Unregistered Sales of Equity Securities

The description in Item 1.01 above of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Shares will be issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) and Regulation S (“Regulation S”) as promulgated by the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended ("Securities Act"). The Company made the determination  based upon the factors that such shareholders were not “U.S. Person” as that term is defined in Rule 902(k) of Regulation S under the Securities Act, that such shareholders were acquiring our securities, for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof, and that the shareholders understood that the shares of our securities may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	English Translation of Equity Transfer Agreement, dated November 17, 2017

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 21, 2017	Consumer Capital Group, Inc.

	By:	/s/ Jianmin Gao
	Name:	Jianmin Gao
	Its:	Chief Executive Officer

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